WASHINGTONFIRST BANKSHARES, INC.
INCENTIVE STOCK OPTION AGREEMENT
(2010 Equity Compensation Plan, as Amended)
This Incentive Stock Option Agreement ("Option Agreement") is made between WashingtonFirst Bankshares, Inc. (the “Company”), a corporation formed under the laws of the Commonwealth of Virginia to serve as a bank holding company for WashingtonFirst Bank, and [____________________________] (the "Optionee").
W I T N E S S E T H:
The Company has heretofore adopted the WashingtonFirst Bankshares, Inc. 2010 Equity Compensation Plan, as amended (the "Plan"), for the purpose of providing Employees and Non-Employee Directors of the Company or a Subsidiary with additional incentive to promote the success of the business, to increase their proprietary interest in the success of the Company, and to encourage them to remain in the employ or service of the Company or its Subsidiaries. The definitions, terms and provisions of the Plan (including any amendments thereto) are hereby incorporated herein by reference.
NOW, THEREFORE, for and in consideration of these premises it is agreed as follows:
1.Option. Subject to the terms and conditions contained herein, the Company, effective as of ____________, 20___ (the "Grant Date"), hereby irrevocably grants to the Optionee the right and option ("Option") to purchase from the Company [___________] shares of the Company's common stock ("Common Stock"), at a price of $______ per share.
2.Incentive Stock Option. This Option is intended to qualify as an incentive stock option (“Incentive Stock Option”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).
3.Option Period and Vesting. Unless otherwise provided for herein, the Option herein granted may be exercised by the Optionee in whole or in part at any time during the ten (10) year period beginning on the Grant Date (the “Option Period”), subject to the limitation that said Option shall not be exercisable for more than a portion of the aggregate number of shares offered by this Option determined by the Optionee's number of full years of employment or service with the Company from the Grant Date to the date of such exercise (“Vested”), in accordance with the following schedule:

Number of Full Years of Employment	Cumulative Percentage of Total
or Service from the Grant Date	Shares That May Be Purchased (Vested)
1	20%
2	40%
3	60%
4	80%
5	100%

If Optionee is an Employee who, on the Grant Date, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option herein granted may only be exercised by the Optionee in whole or in part at any time during the five (5) year period beginning on the Grant Date.
Notwithstanding anything in this Agreement to the contrary, the Committee, in its sole discretion, may waive the foregoing schedule of vesting, and upon written notice to the Optionee, accelerate the earliest date or dates on which the Option granted hereunder is exercisable.
4.Procedure for Exercise. This Option shall be exercisable by a written notice which shall:
(a)State the election to exercise the Option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his or her address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

(b)Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and
(c)Be in writing and delivered in person or by certified mail to the Secretary of the Company.
Payment of the purchase price of any shares with respect to which the Option is being exercised shall be paid by certified or bank cashier's or teller's check and/or shares of Common Stock. The certificate or certificates for shares of Common Stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Option.
5.Exercise Period Upon Termination of Employment or Services. If at any time during the Option Period the Optionee's employment or service with the Company or its Subsidiaries is terminated, whether such termination is by the Company or its Subsidiaries with or without cause, as a result of the Optionee's voluntary resignation (whatever the reason), or for any other reason or for no reason, then the shares for which the Option is then exercisable (Vested) may be purchased by the Optionee hereunder at any time prior to the close of business on the ninetieth (90th) day following the date of such termination, at which time the Option (whether or not Vested) shall expire. Upon such termination of employment or termination of service, the right to purchase shares for which the Option is not then exercisable (Non-Vested) shall thereupon expire. The Committee, in its sole discretion, may condition any exercise of the Option pursuant to the foregoing provisions of this paragraph upon receipt of evidence satisfactory to the Committee that the Optionee is not at the time of and was not at any time prior to exercise of the Vested Option in violation of any employment, noncompetition or confidentiality agreement between Optionee and the Company. In no event may the Option be exercised after the end of the Option Period.
6.Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) during the Option Period while he or she is an employee of the Company, or if the Optionee dies within three (3) months after the Optionee ceases to be an employee of the Company, the Option shall be exercisable within the period of one (1) year following the date of death or disability of the Optionee (but in no event after the end of the Option Period), by the Optionee or by the person to whom this Option shall be exercisable only to the extent this Option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Optionee,” as used in this Option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this Option by bequest or inheritance or otherwise by reason of the death of the Optionee.
7.Non-Solicitation of Customers and Employees of the Company. In consideration of the Option granted hereunder, Optionee hereby covenants and agrees that, during the period in which Optionee is employed by the Company or its Subsidiaries and for a period of twelve (12) months following the termination of employment with the Company or its Subsidiaries for any reason, Optionee will not, either directly or indirectly, alone or with any other person or entity,
(a)sell to, provide products or services to, solicit or attempt to solicit any client or customer of Company or its Subsidiaries for the purpose of providing such customer with products or services offered by the Company or its Subsidiaries or that are otherwise competitive with those offered by the Company or its Subsidiaries during the period in which Optionee was employed by Company, or
(b)solicit or attempt to solicit any employee, consultant, contractor or other agent of the Company or its Subsidiaries for the purpose of acusing such employee, consultant, contractor or other agent to terminate, alter or lessen such person's affiliation with the Company or its Subsidiaries or to violate the terms of any agreement or arrangement between such employee, consultant, contractor or other agent and the Company or its Subsidiaries.
8.Restrictions on Exercise. Notwithstanding Section 4 and 5 above, this Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities law or other law or valid regulation. As a condition to the Optionee's exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation. In the event that the Company's primary federal regulatory authority determines that the Company's capital fails to meet minimum capital requirements, such regulatory authority may direct the Company to call all outstanding options. In such event, any portion of this Option not exercised will be thereafter forfeited.
9.Transferability. The Option shall not be transferable by the Optionee other than in accordance with the Plan. No such transfer of the Option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

10.Limitations on Disposition of Incentive Stock Option Shares. It is understood and intended that this option shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an invective stock option under Section 422 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one year after the day of the transfer of such shares to him or her, nor within two years after the grant of the option. If the Optionee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise). Of any such shares within said periods, he or she will notify the Company in writing ten days after such disposition.
11.No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by this Option Agreement until the date of issuance of a certificate for shares of Common Stock purchased pursuant to this Option Agreement. Until such time, the Optionee shall not be entitled to dividends or to vote at meetings of the stockholders of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or securities or other property) paid or distributions or other rights granted in respect of any share of Common Stock for which the record date for such payment, distribution or grant is prior to the date upon which the Optionee shall have been issued share certificates, as provided herein above.
12.No Limitation on Changes in Capital Structure. The existence of any outstanding Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise.
13.Compliance With Securities Laws. Upon the acquisition of any shares pursuant to the exercise of the Option, the Optionee (or any person acting under Section 9) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.
14.Compliance With Laws. Notwithstanding any of the other provisions hereof, the Optionee agrees that the Optionee will not exercise the Option, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority.
15.Withholding of Tax. To the extent that the exercise of the Option or the disposition of shares of Common Stock acquired by exercise of the Option results in compensation income to the Optionee for federal or state income tax purposes, the Optionee shall pay to the Company at the time of such exercise or disposition (or such other time as the law permits if the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended) such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations; and, if the Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to the Optionee any tax required to be withheld by reason of such resulting compensation income or Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. Payment of any withholding tax by the Company and the Optionee shall be made in accordance with Article XV of the Plan.
16.Resolution of Disputes. As a condition of the granting of the Option hereby, the Optionee and the Optionee's heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, the Optionee and the Optionee's heirs and personal representatives.
17.Legends on Certificate. The certificates representing the shares of Common Stock purchased by exercise of the Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop‑transfer instructions with respect to such shares.
18.Notices. Every notice hereunder shall be in writing and shall be given by registered or certified mail or by fax or telecopy. All notices of the exercise of the Option hereunder shall be directed to WashingtonFirst Bankshares, Inc., 11921 Freedom Drive, Suite 250, Reston, Virginia 20190, Attention: Secretary. Any notice given by the Company to the Optionee directed to the Optionee at the Optionee's address on file with the Company shall be effective to bind the Optionee and any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise the Optionee of the existence, maturity or termination of any of the Optionee's rights hereunder, and the Optionee shall be deemed to have familiarized himself or herself with all matters contained herein and in the Plan which may affect any of the Optionee's rights or privileges hereunder.
19.Construction and Interpretation. Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of Section 9 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons. References to the masculine gender herein also include the feminine gender for all purposes.
20.Agreement Subject to Plan. This Option Agreement is subject to the Plan. The definitions, terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference. The exercise price and the securities or other property issuable upon exercise of the Option, the duration of the Option and the other terms thereof are subject to adjustment or modification as provided in the Plan upon the occurrence of certain events, including a recapitalization, merger, or similar transaction or upon the occurrence of a Change of Control. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.
21.Employment or Service Relationship. Employees shall be considered to be in the employment of the Company as long as they remain employees of the Company or a parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended). Any questions as to whether and when there has been a termination of employment or service as a Non-Employee Director, and the cause of such termination, shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company, nor shall anything contained herein be construed or interpreted to alter any "employment at will" relationship between the Optionee and the Company.
22.Section 409A Limitation. In the event the Committee determines at any time that the Option has been granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "'nonqualified deferred compensation" within the meaning of Section 409A of the Code, notwithstanding any provision of the Plan or this Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 17.10 of the Plan. Notwithstanding the foregoing, the Company shall have no liability to the Optionee or any other person if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code.
23.Binding Effect. This Option Agreement shall be binding upon and inure to the benefit of the Company and any successors to the Company and the Optionee and all persons lawfully claiming under the Optionee.
24.Entire Agreement and Amendments. This Option Agreement contains the entire agreement of the parties relating to the matters contained herein and supersedes all prior agreements and understandings, oral or written, between the parties with respect to the subject matter hereof. This Option Agreement may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.
25.Separability. If any provision of this Option Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by the decision of any arbitrator or by decree of a court of last resort, the parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable to preserve the original intent of this Option Agreement to the extent legally possible, but all other provisions of this Option Agreement shall remain in full force and effect.
26.Governing Law. The execution, validity, interpretation, and performance of this Option Agreement shall be governed by, and construed in accordance with, the laws of the State of Virginia except to the extent pre-empted by federal law.

IN WITNESS WHEREOF, this Option Agreement has been executed this _______ day of __________________, 20____.

WASHINGTONFIRST BANKSHARES, INC.

By:__________________________________________
Name:
Title:

OPTIONEE

[Employee]

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